UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2021 (November 12, 2021)

NOW INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36325	46-4191184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 North Eldridge Parkway Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-823-4700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DNOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2021, NOW Inc. (the “Company”) entered into an employment agreement with Ms. Rocio Surratt. Under the agreement, she is entitled to receive her current annual base salary, as well as being eligible to continue to participate in the Company’s annual bonus plan at a target incentive opportunity participation level (as a percentage of her base salary) to be based upon Company performance criteria that the Board establishes for each fiscal year. Ms. Surratt will also be eligible to receive long-term equity incentive awards in the discretion of the Board. Ms. Surratt will also continue to participate in all retirement and welfare benefit plans, programs, and arrangements generally available to executive officers, subject to eligibility requirements. The employment agreement also includes customary covenants regarding non-competition, non-solicitation and confidentiality.

For further details on Ms. Surratt’s compensation, please see the section titled “Compensation Discussion and Analysis” in the Company’s Definitive Proxy Statement on Schedule 14A relating to the Company’s 2021 annual meeting of stockholders filed with the Securities and Exchange Commission on April 8, 2021.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2021, the Board of Directors of the Company approved an amendment to the Company’s Bylaws to change references to the name of the Company’s Nominating/Corporate Governance Committee to the Environmental, Social, Governance, and Nominating Committee due to a name change of the committee.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is provided as part of this Report:

Exhibit Number	Description

3.2	NOW Inc. Bylaws, as amended and restated on November 17, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2021	NOW INC.

/s/ Raymond W. Chang
Raymond W. Chang
Vice President & General Counsel